Exhibit F, Schedule 3 (g)

                               Issuance of Equity

                   Name of the
                   System Company,                                                                             Trans-
                   acquiring          Description of    Date of                                                action
Name of the Issuer security           the security      transaction   Form of transaction     Consideration    no.     Exemption
------------------------------------------------------------------------------------------------------------------------------------
CCA Holding Inc.   E.ON AG (1)        common stock      1. Quarter    cash increase in                     USD    1.   Rule 45(b)(4)
(8702)                                                  2004          additional paid-in            63,196,000         or HCAR No.
                                                                      capital of CCA Holding                           27539
                                                                      Inc. by E.ON AG
E.ON US Holding    E.ON AG (1)        common stock (no      9/10/2004 increase in additional               EUR    2.   Rule 45(b)(4)
GmbH (8729)                           shares of E.ON                  paid-in capital by             1,347,798         or HCAR No.
                                      US Holding GmbH                 contribution of shares                           27539
                                      are issued)                     in equity of CCA
                                                                      Holding Inc. to E.ON
                                                                      US Holding GmbH by
                                                                      E.ON AG
VEBA Electronics   E.ON North         common stock           9/1/2004 increase in additional               USD    3.   Rule 45(b)(4)
LLC (3200)         America Inc. (984)                                 paid-in capital by            32,260,726         or HCAR No.
                                                                      transformation of                                27539
                                                                      payments made by E.ON
                                                                      North America Inc. on
                                                                      behalf of VEBA
                                                                      Electronics LLC
Fidelia Corp.      E.ON North         issue of 4             9/7/2004 increase in capital                  USD    4.   Rule 45(b)(4)
(1336)             America Inc. (984) common shares of                stock by contribution            280,000         or HCAR No.
                                      stock against                   of shares of VEBA Oil                            27539
                                      increase in                     and Trading (608) and
                                      capital stock at                VEBA Electronics LLC
                                      Fidelia Corp.                   (3200) to Fidelia Corp.
Fidelia Corp.      E.ON US Holding    common stock (no      9/14/2004 increase in additional               USD    5.   Rule 45(b)(4)
(1336)             GmbH (8729)        shares of                       paid-in capital by             1,640,000         or HCAR No.
                                      Fidelia Corp.                   contribution of shares                           27539
                                      are issued)                     of CC Metals Inc.
                                                                      (8702) to Fidelia
                                                                      Inc. by E.ON US
                                                                      Holding GmbH (8729)


                                     1 of 5

                   Name of the
                   System Company,                                                                             Trans-
                   acquiring          Description of    Date of                                                action
Name of the Issuer security           the security      transaction   Form of transaction     Consideration    no.     Exemption
------------------------------------------------------------------------------------------------------------------------------------
Fidelia Corp.      E.ON US Holding    issue of 71             02.2004 cash increase in                     USD    6.   Rule 45(b)(4)
(1336)             GmbH (8729)        common shares of                capital stock and            500,000,000         or HCAR No.
                                      stock against                   additional paid-in                               27539
                                      increase in                     capital at Fidelia
                                      capital stock                   Corp. by E.ON US
                                      and additional                  Holding GmbH against
                                      paid-in capital                 issue of 71 common
                                      at Fidelia Corp.                shares
E.ON Ruhrgas AG    E.ON AG (1)        common stock            01.2004 cash increase in                     EUR    7.   Rule 45(b)(4)
(1283)                                                                additional paid-in            55,000,000         or HCAR No.
                                                                      capital of E.ON                                  27539
                                                                      Ruhrgas AG by E.ON AG
E.ON Ruhrgas AG    Ruhrgas Holding    common stock            01.2004 cash increase in                     EUR    8.   Rule 45(b)(4)
(1283)             GmbH (291)                                         additional paid-in           945,000,000         or HCAR No.
                                                                      capital of E.ON                                  27539
                                                                      Ruhrgas AG by Ruhrgas
                                                                      Holding GmbH
Thuga Aktien-      E.ON Ruhrgas AG    3.4% of Tuga            Q4 2004 sale of 3.4% of Thuga                EUR    9.   Rule 45(b)(4)
gesellschaft       (1283)             shares in equity                shares in equity from        228,175,865         or HCAR No.
(405)                                                                 E.ON AG (1) to E.ON          sales price         27539
                                                                      Ruhrgas AG (1283)
Viterra Wohnungs-  Viterra AG (274)   16.3% of Viterra        Q4 2004 sale of 16.3% Viterra                EUR   10.   Rule 45(b)(4)
gesellschaft II    und LEVON GmbH &   Wohnungs-                       Wohnungsgesellschaft          40,000,000         or HCAR No.
mbH (297)          Co. KG (60060)     gesellschaft II                 II mbH shares in             sales price         27539
                                      mbH shares in                   equity from E.ON AG to
                                      equity                          Viterra AG and LEVON
                                                                      GmbH & Co. KG
Viterra Wohnungs-  Viterra AG (274)   1.6% of Viterra         Q4 2004 sale of 1.6 % Viterra                EUR   11.   Rule 45(b)(4)
gesellschaft I                        Wohnungs-                       Wohnungsgesellschaft I         4,000,000         or HCAR No.
mbH (758)                             gesellschaft I                  mbH shares in equity         sales price         27539
                                      mbH shares in                   from Induboden GmbH
                                      equity                          (855) to Viterra AG
ILSE Feldbesitz    external party     99% of ILSE             Q2 2004 sale of 99% of ILSE           EUR 27,000   12.   Rule 45(b)(4)
GmbH (8707)                           Feldbesitz GmbH                 Feldbesitz GmbH shares       sales price         or HCAR No.
                                      shares in equity                in equity from E.ON AG        and equity         27539
                                                                      (1) to external party


                                     2 of 5

                   Name of the
                   System Company,                                                                             Trans-
                   acquiring          Description of    Date of                                                action
Name of the Issuer security           the security      transaction   Form of transaction     Consideration    no.     Exemption
------------------------------------------------------------------------------------------------------------------------------------
CCA Holding Inc.   E.ON US Holding    100% of CCA           9/10/2004 contribution of shares               EUR  13./2. Rule 45(b)(4)
(8702)             GmbH (8729)        Holding Inc.                    in equity of CCA               1,340,307         or HCAR No.
                                      shares in equity                Holding Inc. to E.ON        contribution         27539
                                      (no shares of                   US Holding GmbH by                 price
                                      E.ON US Holding                 E.ON AG
                                      GmbH are issued)
CCA Holding Inc.   Fidelia Corp.      100% of CCA           9/14/2004 contribution of shares               EUR  14./5. Rule 45(b)(4)
(8702)             (1336)             Holding Inc.                    in equity of CCA               1,347,801         or HCAR No.
                                      shares in equity                Holding Inc. to             contribution         27539
                                                                      Fidelia Corp. by E.ON              price
                                                                      US Holding GmbH
Grundstucks-       E.ON AG (1)        16.66% of               Q1 2004 foundation of the                    EUR   15.   Rule 45(b)(4)
gesellschaft                          Grundstucks-                    company                        2,000,000         or HCAR No.
Schlossplatz 1                        gesellschaft                    Grundstucksgesellschaft       foundation         27539
(7)                                   Schlossplatz 1                  Schlossplatz 1 by                  price
                                      shares in equity                several company
                                                                      thereof 16.66 % by
                                                                      E.ON AG
VR Telecom-        VEBA Telecom       50% of VR               Q4 2004 sale of 50% VR                       EUR   16.   Rule 45(b)(4)
munications        Management GmbH    Telecom-                        Telecommunications             6,690,301         or HCAR No.
Holding GmbH       (1345)             munications                     Holding GmbH shares in       sales price         27539
(1307)                                Holding GmbH                    equity from E.ON
                                      (1307) shares in                Ruhrgas Holding GmbH
                                      equity                          (291) to VEBA Telecom
                                                                      Management GmbH
VR Telecom-        VEBA Telecom       51.25% of VR            Q4 2004 sale of 50% VR                EUR 39,894   17.   Rule 45(b)(4)
munications        Management GmbH    Telecom-                        Telecommunications           sales price         or HCAR No.
Geschafts-         (1345)             munications                     Geschaftsfuhrungs GmbH                           27539
fuhrungs GmbH                         Geschafts-                      shares in equity from
(1307)                                fuhrungs GmbH                   E.ON Ruhrgas Holding
                                      (1307) shares in                GmbH (291) to VEBA
                                      equity                          Telecom Management GmbH
Degussa AG (28)    RAG                3.4% = 7.438.455        Q2 2004 sale of 3.4% of                      EUR   18.   Rule 45(b)(4)
                   Aktiengesellschaft shares of                       Degussa shares in            282,661,290         or HCAR No.
                   (777)              Degussa AG                      equity from E.ON             sales price         27539
                                                                      Vermogensanalge GmbH
                                                                      (295) to RAG
                                                                      Aktiengesellschaft


                                     3 of 5

                   Name of the
                   System Company,                                                                             Trans-
                   acquiring          Description of    Date of                                                action
Name of the Issuer security           the security      transaction   Form of transaction     Consideration    no.     Exemption
------------------------------------------------------------------------------------------------------------------------------------
Fidelia Corp.      E.ON US            32.21% shares in      9/10/2004 distribution of 32.21%               USD  19. /  Rule 45(b)(4)
(1336)             Investment Corp.   equity of                       shares in equity of          474,430,000   see   or HCAR No.
                   (3)                Fidelia Corp.                   Fidelia Corp. from          distribution   also  27539
                                                                      E.ON North America                 value  ITEM 4
                                                                      Inc. (984) to E.ON US
                                                                      (fair value Investment
                                                                      Corp. (3) Fidelia: USD
                                                                                                  494,112,786)
Fidelia Corp.      E.ON US Holding    32.21% shares in      9/13/2004 sale of 32.21% shares                USD   20.   Rule 45(b)(4)
(1336)             GmbH (8729)        equity of                       in equity of Fidelia         474,430,000  / see  or HCAR No.
                                      Fidelia Corp.                   Corp. from E.ON US           sales price   also  27539
                                                                      Investment Corp. (3)               (fair  ITEM 4
                                                                      to E.ON US Holding                 value
                                                                      GmbH (8729)                     Fidelia:
                                                                                                           USD
                                                                                                  494,112,786)
CC Metals &        external party     100% shares in          Q1 2004 sale of 100% shares in               USD         Rule 45(b)(4)
Alloys Inc. (8701)                    equity of CC                    equity of CC Metals &          2,250,000         or HCAR No.
                                      Metals & Alloys                 Alloys Inc.  from CC         Sales price         27539
                                      Inc.                            (8701) Metals Holding
                                                                      Inc. to external party
Deg. Holding Spain Degussa, or a      common stock         12/20/2004 capital increase                     EUR         Rule 45(b)(4)
                   subsidiary                                                                       45,600,013         or HCAR No.
                   thereof                                                                                             27539
Deg. Participa-    Degussa, or a      common stock         12/14/2004 capital increase                     EUR         Rule 45(b)(4)
zioni S.r.L.       subsidiary                                                                      111,489,600         or HCAR No.
                   thereof                                                                                             27539
Alpha-Verwaltungs  Degussa, or a      common stock          3/10/2004 capital increase                     EUR         Rule 45(b)(4)
GmbH               subsidiary                                                                       80,000,000         or HCAR No.
                   thereof                                                                                             27539
Degussa Stanlow    Degussa, or a      common stock           3/3/2004 capital increase                     EUR         Rule 45(b)(4)
Ltd.               subsidiary                                                                       76,485,210         or HCAR No.
                   thereof                                                                                             27539
Degussa            Degussa, or a      common stock         12/22/2004 capital increase                     EUR         Rule 45(b)(4)
Knottingley Ltd.   subsidiary                                                                       46,970,409         or HCAR No.
                   thereof                                                                                             27539
Huls Immobilien    Degussa, or a      common stock          5/17/2004 capital increase                     EUR         Rule 45(b)(4)
Service GmbH &     subsidiary                                                                       28,407,323         or HCAR No.
Co. KG             thereof                                                                                             27539


                                     4 of 5

                   Name of the
                   System Company,                                                                             Trans-
                   acquiring          Description of    Date of                                                action
Name of the Issuer security           the security      transaction   Form of transaction     Consideration    no.     Exemption
------------------------------------------------------------------------------------------------------------------------------------
Degussa Ltd.       Degussa, or a      common stock         12/30/2004 capital increase                     EUR         Rule 45(b)(4)
                   subsidiary                                                                        7,054,176         or HCAR No.
                   thereof                                                                                             27539
DCC Austria        Degussa, or a      common stock          10/6/2004 capital increase                     EUR         Rule 45(b)(4)
GmbH./MBT Austria  subsidiary                                                                        4,900,000         or HCAR No.
Bauchemie GmbH     thereof                                                                                             27539
Degussa            Degussa, or a      common stock          10/6/2004 capital increase                     EUR         Rule 45(b)(4)
Construction       subsidiary                                                                        4,900,000         or HCAR No.
Chemicals GmbH     thereof                                                                                             27539
Aqura              Degussa, or a      common stock           8/1/2004 capital increase                     EUR         Rule 45(b)(4)
GmbH/Degussa       subsidiary                                                                        1,500,000         or HCAR No.
Funfte Vermogens-  thereof                                                                                             27539
verwaltungs-GmbH
DCC Poland         Degussa, or a      common stock          5/25/2004 capital increase                     EUR         Rule 45(b)(4)
sp.z.o.o./SKW-MBT  subsidiary                                                                        1,095,000         or HCAR No.
Polska Sp. Z.o.o.  thereof                                                                                             27539
Degussa            Degussa, or a      common stock          3/29/2004 capital increase                     EUR         Rule 45(b)(4)
Bautechnik GmbH    subsidiary                                                                        1,000,000         or HCAR No.
                   thereof                                                                                             27539
MBT Argentina S.A. Degussa, or a      common stock           9/6/2004 capital increase                     EUR         Rule 45(b)(4)
                   subsidiary                                                                          945,000         or HCAR No.
                   thereof                                                                                             27539
Verw.Ges.fur       Degussa, or a      common stock             Nov-04 capital increase                     EUR         Rule 45(b)(4)
Degussa            subsidiary                                                                          390,093         or HCAR No.
Beteiligungen      thereof                                                                                             27539
Deg. Eurasia       Degussa, or a      common stock                    capital increase                     EUR         Rule 45(b)(4)
OOO/Stockha        subsidiary                                                                           93,100         or HCAR No.
usen E.T.U.        thereof                                                                                             27539
L.L.C.


                                     5 of 5